Defiance Future Tech ETF
Defiance Future Tech ETF
Defiance Future Tech ETF (AUGR)

a series of ETF Series Solutions

October 10, 2018

Supplement to the

Prospectus and Statement of Additional Information,

each dated July 27, 2018

Effective immediately, the management fee for the Defiance Future Tech ETF (the “Fund”) has been reduced to an annual rate of 0.40% of the Fund’s average daily net assets. All references to the Fund’s management fee in the Prospectus and Statement of Additional Information are revised to reflect the reduced amount.

The following information replaces the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 3 of the Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Defiance Future Tech ETF Defiance Future Tech ETF
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	none	[1]
Total Annual Fund Operating Expenses	0.40%
[1]	Estimated for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example	1 Year	3 Years
Defiance Future Tech ETF | Defiance Future Tech ETF | USD ($)	41	128

Please retain this Supplement with your Prospectus and SAI for future reference.